                                                                 EXHIBIT (h)(22)

                              AMENDED APPENDIX A
                              ------------------

EXCELSIOR FUNDS, INC.


        Pursuant to the terms and conditions set forth in the attached Shareholder Servicing Agreement, the Organization will receive the fees set forth below in consideration for the services described in Section 2 of said Agreement and the incurring of expenses in connection therewith, such fees( calculated pursuant to Section 3.1 of said Agreement) to be paid in arrears periodically (but in no event less frequently than semi-annually):


--------------------------------------------------------------------------------
      FUND                                                    Shareholder
                                                               Servicing
                                                                  Fee
--------------------------------------------------------------------------------
Money Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Government Money Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Treasury Money Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
--------------------------------------------------------------------------------
Short-Term government Securities Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Intermediate-Term Managed Income Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
        Advisor Shares                                           25 BP
Managed Income Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
--------------------------------------------------------------------------------

                                     -10-
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--------------------------------------------------------------------------------
      FUND                                                    Shareholder
                                                               Servicing
                                                                  Fee
--------------------------------------------------------------------------------
Blended Equity Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
        Advisor Shares                                           25 BP
Energy and Natural Resources Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Value and Restructing Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
        Advisor Shares                                           25 BP
Small Cap Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Large Cap Fund
        Shares                                                   40 BP
        Advisor Shares                                           25 BP
Real Estate
        Shares                                                   40 BP
International Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Latin America Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Pacific/Asia Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Pan European Fund
        Shares                                                   40 BP
        Institutional Shares                                     15 BP
Emerging Markets Fund
        Shares                                                   40 BP
Technology Fund
        Shares                                                   25 BP
Biotechnolgy Fund
        Shares                                                   40 BP
--------------------------------------------------------------------------------

                                     -11-